UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 24, 2019
Date of Report (Date of earliest event reported)

PDS Biotechnology Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-37568	26-4231384
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

303A College Road East Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

(800) 208-3343
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.00033 per share	PDSB	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2019 annual meeting of stockholders (the “Annual Meeting”) of PDS Biotechnology Corporation (the “Company”) held on September 24, 2019, the following proposals were submitted to the stockholders of the Company:

Proposal 1:
The election of Gregory Freitag, J.D., CPA, Stephen Glover and Sir Richard Sykes to serve as a Class A directors until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal 2:	The ratification of the appointment of KPMG US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on August 16, 2019 (the “Proxy Statement”). Of the 5,278,850 shares of the Company’s common stock entitled to vote at the Annual Meeting, 4,255,948 shares, or approximately 80.62%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:	Election of Class A Directors.

The Company’s stockholders elected the following directors to serve as  Class A directors until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified. The votes regarding the election of the director were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Gregory Freitag, J.D., CPA	3,541,779	102,473	611,696
Stephen Glover	3,616,821	27,431	611,696
Sir Richard Sykes	3,339,531	304,721	611,696

Proposal 2:	Ratification of Appointment KPMG US LLP.

The Company’s stockholders ratified the appointment of KPMG US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
4,239,489	15,921	538	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS Biotechnology Corporation

Date: September 24, 2019	By:	/s/ Frank Bedu-Addo, Ph.D.
Name: Frank Bedu-Addo, Ph.D.
Title: President and Chief Executive Officer